Exhibit 10.17

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered this 12th day of June, 2013 (the “Effective Date”) between AnythingIT, Inc., a Delaware corporation whose principal place of business is 17-09 Zink Place, Unit 1, Fair Lawn, NJ  07410 (the "Corporation") and Vlad Stelmak, an individual whose address is c/o 17-09 Zink Place, Unit 1, Fair Lawn, NJ  07410  (the "Executive").

RECITALS

WHEREAS, the Corporation and the Executive are parties to that certain Executive Employment Agreement dated June 28, 2010, as amended on July 24, 2012 (collectively, the “Employment Agreement”).

WHEREAS, the Corporation desires to extend the term of the Employment Agreement and the Executive has consented to such extension.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Corporation and the Executive do hereby agree as follows:

1.           Recitals.  The above recitals are true, correct, and are herein incorporated by reference.

2.           Term.  Section 4 of the Employment Agreement be and hereby is deleted in its entirety and replaced with the following:

4.           Term.  The Term of employment hereunder will commence on the Effective Date and end on July 1, 2015 and may be extended for additional one (1) year periods (each a "Renewal Term") by written notice given by the Corporation to the Executive at least 60 days before the expiration of the Term or the Renewal Term, as the case may be, unless this Agreement shall have been terminated pursuant to Section 6 of this Agreement.

3.           No Other Amendments.  Except as set forth herein, all other terms and conditions of the Employment Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of date set forth in the first paragraph of this Agreement.

Witness:	THE CORPORATION:

AnythingIT, Inc.

	By:	/s/ David Bernstein
David Bernstein, Chief Executive Officer

Witness:	THE EXECUTIVE

/s/ Vlad Stelmak
Vlad Stelmak